EXHIBIT 99







                               LENNAR CORPORATION













                                   EXHIBITS TO

                                    FORM 10K




                  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934



                       FISCAL YEAR ENDED NOVEMBER 30, 1995


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                                INDEX TO EXHIBITS

                                    EXHIBITS

3(a). Certificate of Incorporation - Incorporated by reference to Registration Statement No. 2-36239 and definitive proxy statements dated February 29, 1980, March 6, 1985, March 24, 1987, March 1, 1989
         and March 1, 1994.

3(b). Bylaws - Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1989.

10(a). Lennar Corporation 1980 Stock Option Plan - Incorporated by reference to Registration Statement No. 2-73630.

10(b). Lennar Corporation 1991 Stock Option Plan - Incorporated by reference to Registration Statement No. 33-45442.

10(c). Lennar Corporation Employee Stock Ownership Plan and Trust - Incorporated by reference to Registration Statement No. 2-89104.

10(d). Amendment dated December 13, 1989 to Lennar Corporation Employee Stock Ownership Plan-Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1990.

10(e). Lennar Corporation Employee Stock Ownership/401k Trust Agreement dated December 13, 1989 Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1990.

10(f). Amendment dated April 18, 1990 to Lennar Corporation Employee Stock Ownership/401k Plan-Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1990.

10(g). Term Loan Agreement between Lennar Corporation and NCNB National Bank of Florida dated April 14, 1988 - Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1992.

10(h). Term Loan Agreement between Lennar Corporation and SunBank/Miami, National Association dated April 27, 1988 - Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1992.

10(i). Term Loan Agreement between Lennar Corporation and The First National Bank of Chicago dated May 3, 1988 - Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1992.

10(j). Revolving Credit Agreement dated July 29, 1994 between The First National Bank of Chicago, as agent, and Lennar Corporation and certain subsidiaries - Incorporated by reference to Annual Report on Form 10-K for the year ended November 30, 1994.

10(k). First Amendment to Revolving Credit Agreement dated January 31, 1995 amending the Revolving Credit Agreement dated July 29, 1994.

10(l). Second Amendment to Revolving Credit Agreement dated April 6, 1995 amending the Revolving Credit Agreement dated July 29, 1994.

13.      Pages 19-40 of the 1995 Annual Report to Stockholders.

21.      List of subsidiaries.

23.      Independent Auditors' Consents.

27.      Financial Data Schedule.